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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        July 10, 2000



                               Exide Corporation
              (Exact name of registrant as specified in charter)

        Delaware                 1-11263                      23-0552730
(State of Incorporation) (Commission File Number)  (IRS Employer Identification No.)


645 Penn Street, Reading, Pennsylvania, 19601
(Address of Principal Executive offices)

Registrant's telephone number, including area code:    (610) 378-0500
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Item 4.    Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

        1. On July 10, 2000, Exide Corporation ("Exide") dismissed Arthur Andersen LLP ("AA") as its independent accountants.

        2. The reports of AA on Exide's consolidated financial statements for the fiscal years ended March 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        3. Exide's Audit Committee recommended the decision to change independent accountants and the Board of Directors approved the change.

        4. In connection with its audits for the two most recent fiscal years and through July 10, 2000, there have been no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.

        5. During the two most recent fiscal years and through July 10, 2000, there have been no reportable events (as defined in Regulation S-K
            Item 304(a)(1)(v)).

        6. Exide has requested that AA furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated July 10, 2000 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

        1. Exide engaged PricewaterhouseCoopers LLP ("PWC") as its new independent accountants as of July 10, 2000.

        2. During the two most recent fiscal years and through July 10, 2000, Exide has not consulted PWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Exide's financial statements, and in no case was a written report provided to Exide nor was oral advice provided that PWC concluded was an important factor considered by Exide in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Regulation S-K
            Item 304(a)(1)(v)).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    16.1 Letter from Arthur Andersen LLP dated July 10, 2000.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    EXIDE CORPORATION

                                                    By: /s/ Kevin R. Morano
                                                       -------------------------
                                                    Kevin R. Morano
                                                    Executive Vice President and
                                                    Chief Financial Officer
Date:  July 10, 2000